Exhibit 99.1

Investor Presentation | September 2014

SAFE HARBOR This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about National American University Holdings, Inc. and its affiliated entities (the “Company”). Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of the Company’s management, are subject to risks and uncertainties, which could cause actual results of the Company to differ from any future results expressed or implied by such forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: future operating or financial results; uncertainties regarding the strength of the future growth of the education industry; uncertainties regarding the availability of student loans and other financing sources primarily used for tuition; continued compliance with government regulations; changing legislative or regulatory environments; management of growth; intensity of competition; the availability of cash to pay dividends; the ability to meet debt obligations or obtain additional financing to fund operations and/or acquisitions; changing interpretations of generally accepted accounting principles; and general market and economic conditions, as well as other relevant risks detailed in the Company’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the period ended May 31, 2014, which was filed on August 8, 2014. The information set forth herein should be read in light of such risks. The Company does not undertake any obligation to update anyone with regard to the forward-looking statements.

NAUH OVERVIEW

KEY TAKEAWAYS Enrollment Trends (slides 10-13) Focus on Vertical Growth (slides 14-16) Strong Financial Growth (slide 28) Shareholder Friendly (slide 34) 5.7% dividend yield* *At 9/4/2014 4

COMPANY OVERVIEW National American University NAUH At-A-Glance Holdings, Inc., through its wholly owned subsidiary, operates National Industry Education American University (NAU), a regionally accredited, proprietary, multi-campus Headquarters Rapid City, South Dakota institution of higher learning offering associate, bachelor’s, master’s, and Employees 1,500+ (as of 5/31/2014) doctoral degree programs in technical Fiscal Year End May 31 and professional disciplines Offers degree programs in on-ground and online formats, and combination of both, providing students increased flexibility to take courses at times and places convenient to their busy lifestyles Has 37 physical locations (two pending approvals) in the U.S., as of 8/7/2014 5

FINANCIAL HIGHLIGHTS/VALUATION METRICS Select Financial Info for the TTM ended 5/31/2014: Total Revenue $127.8 million Net Income Attributable to NAUH $3.5 million Diluted EPS $0.14 Cash/Short-term Investments $19.6 million (at 5/31/2014) Total Property and Equipment $43.3 million (at 5/31/2014) Stock Info/Valuation Metrics (as of 5/31/2014 unless otherwise noted) Stock Price $3.16 (at 9/4/2014) Market Cap $79.4 million (at 9/4/2014) Shares Book Value Per 25.1 million $2.04 Outstanding Share PE (ttm) 22.6x EV (ttm) $59.8 million (at 9/4/2014) Dividend (mrq) $0.045 Dividend Yield 5.7% (at 9/4/2014) 6

OPERATING HIGHLIGHTS History of Organic Growth, Education that Caters to the Working Adult NAU is a postsecondary educational institution catering to nontraditional students, typically in their early 30s, seeking to complete a degree either for the first time or in a new field, while also juggling pressures of family obligations and work commitments Regionally accredited by the Higher Learning Commission; various programmatic accreditations Associate, bachelor’s, master’s, and doctoral degree programs and select industry-focused diplomas Flexible course and program delivery: on-ground, online, or a combination of both 37 physical locations (two pending approvals) in the U.S., as of 8/7/2014 Growth primarily driven by: Continued investment in the expansion and development of academic programs Focus on growing enrollments at existing locations Improved enrollment management system and recruitment/retention and persistence efforts Quality academic programming Economic conditions

INVESTMENT HIGHLIGHTS Solid Financials, Well Capitalized, Experienced Management FY 2014 annual revenues of $127.8 million, compared to $129.2 million in prior year as a result of decreased enrollment driven by weaker market demand among NAU’s targeted student demographic and a reduction in enrollment counselors FY 2014 income before non-controlling interest and taxes of $5.8 million, compared to $9.2 million in prior year primarily due to increased SG&A expenses associated with admissions and marketing, increased depreciation expense, software costs, and insurance premium costs $19.6 million in cash and short-term investments, no long-term debt at 5/31/2014 Dividend-paying company (MRQ: $0.045 per share) Proven management team with extensive experience in the postsecondary education industry 8

EXPERIENCED MANAGEMENT TEAM Dr. Chief Ronald Executive Shape Officer Dr. Jerry L. Gallentine President Dr. Chief Sam Operating Kerr Officer Dr. Robert Paxton President of Strategic Initiatives Ms. Chief Venessa Financial Green Officer Ms. Michaelle Holland President of Campus Operations

ENROLLMENT BY CREDIT HOUR 120,000 102,727 98,385 99,146 98,167 100,000 96,745 99,694 95,792 95,377 92,106 93,742 88,830 89,363 88,725 87,010 85,100 81,175 78,739 80,000 Hours 72,424 72,993 70,758 59,095 Credit 60,000 53,265 54,205 52,106 38,649 40,000 20,000 0 FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 203,114 276,125 337,558 372,097 390,930 379,392 19.7% YoY growth 35.9% YoY growth 22.2% YoY growth 10.2% YoY growth 5.1% YoY growth 2.9% YoY decline

ENROLLMENT BREAKOUT Spring 2014 enrollment decreased 5.4% YoY to 10,857 students May 31, 2014 May 31, 2013 (Spring ‘14 Qtr) (Spring ‘13 Qtr) % YoY Number of Students Number of Students Growth Continuing Ed 12 0 — Doctoral 37 0 — Graduate 322 397 -18.9% Undergraduate 10,486 11,075 -5.3% Total 10,857 11,472 -5.4% On-Campus 2,686 2,661 0.9% Online 6,481 6,790 -4.6% Hybrid 1,690 2,021 -16.4% Total 10,857 11,472 -5.4% 11

ENROLLMENT COMPARISON 30.0% 24.3% CPLA YoY Enrollment Growth Rates 20.0% 24.1% National American 14.4% 13.7% University EDMC 13.0% 12.0% 10.5% 10.2% 10.0% STRA 7.2% 4.8% 3.8% 2.2% -3.6% 0.0% -2.6% -5.4% APOL -10.0% -20.0% -30.0% Source of enrollment figures: quarterly earnings releases from CPLA, EDMC, STRA, APOL, and NAUH Note: EDMC stopped providing total enrollment figures starting with the Fall ‘12 quarter. Figures in the chart from that period onward are average enrollment figures for each period. 12

9 FACTORS AFFECTING ENROLLMENT GROWTH Dedicated focus on utilizing existing capacity Continued investment in the expansion of current academic programs and development of new academic programs Improved enrollment management system and recruiting/retention/persistence efforts Experience/training of employed admissions advisors directly impacts future enrollment growth Quality academic programming Economic conditions Timing of regulatory approvals for new locations and new programs 13

GEOGRAPHIC FOOTPRINT Current locations Pending approvals 14

GEOGRAPHIC GROWTH NAU Locations 37 Current Locations 40 37 37 (includes pending in orange) 35 Colorado – 4 New Mexico – 2 2 35 32 Indiana – 1 Oklahoma – 1 Kansas – 3 Oregon – 1 30 Minnesota – 6 South Dakota – 5 Missouri – 4 Texas – 9 25 22 Nebraska – 1 20 17 35 Locations Pending Approvals 35 35 32 Austin Graduate Center, TX 15 Houston, TX 10 5 0 FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 Note: Number of locations for fiscal years 2009, 2010, 2011, 2012, 2013, and 2014 include locations pending final approvals. 15

ONLINE GROWTH STRATEGY

Online Growth Strategy

Support Centers	Vertical Growth	International Exposure	Program Mix	Strategic Alliances
Strategically placed to maximize online enrollments in new markets	Dedicated focus on utilizing existing capacity	Strategic relationships and degree programs for international students	High-demand programs designed for the future	Increase enrollments and offer unique student opportunities

Growth in Online and On-ground Credit Hours



Credit Hours
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
29,349
10,234
67,378
30,789
Q4'05 Q2'06 Q4'06 Q2'07 Q4'07 Q2'08 Q4'08 Q2'09 Q4'09 Q2'10 Q4'10 Q2'11 Q4'11 Q2'12 Q4'12 Q2'13 Q4'13 Q2'14
On-ground Enrollment
Online Enrollment

NATIONAL AMERICAN UNIVERSITY HOLDINGS, INC.
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ACADEMICS & STUDENT PERFORMANCE 7

ACADEMIC HIGHLIGHTS/FOCUS Continued academic program expansion, including business, IT, and allied health at the undergraduate level Launched first cohorts in the doctoral program (Education Doctorate (Ed.D.) in Community College Leadership) in January 2014, 100% retention as of 8/7/2014 2 additional doctoral program cohorts to begin in fall 2014 term Continue to develop the Roueche Graduate Center in Austin, Texas, which houses NAU’s Harold D. Buckingham Graduate School, placing greater emphasis on master’s and post-bachelor programs Continued growth in allied health and associate degree programs Continued focus on course completion, persistence and placement of graduates

ACADEMIC BREAKDOWN FOR SPRING ‘14 TERM Academic Area Degree Offering CCLP, 0.3% Cont Ed, Doctoral, Non-Credit, 0.1% .3% 0.1% Other, Other, 13.7% 7.5% Master’s, Allied Health, 3.0% Nursing, 27.4% 10.5% Associate, Bachelor’s, 56.3% IT, 7.1% 32.8% Business, 40.9% 19

ROUECHE GRADUATE CENTER Located in Austin, Texas Dr. John E. Roueche ? President Led by Dr. John E. Roueche, a? National Community College Advisory Board nationally recognized authority? Former Professor & Director, Community College Leadership Program and Sid W. in community college education Richardson Regents Chair, The University of Texas at Austin Houses NAU’s Harold D. Buckingham Graduate School Represents NAU’s commitment to quality graduate programming August 2013: HLC-approved to offer Education Doctorate (Ed.D.) in Community College Leadership HLC-approved to offer five new doctoral-level courses for a certificate in community college leadership, began offering first course in spring 2013 quarter Launched first cohorts in the doctoral program in January 2014 Goal: to better serve the graduate student community and continue pursuing additional graduate opportunities 20

NAU National Community College Advisory Board



Dr. John E. Roueche
President, NAU Roueche Graduate Center



Dr. George A. Baker III
Distinguished University Professor Emeritus
North Carolina State University



Dr. George A. Boggs
President and CEO Emeritus
American Association of Community Colleges



Dr. Donald W. Cameron
President Emeritus
Guilford Technical Community College



Dr. Gerardo E. de los Santos
President and CEO
League for Innovation in the Community College



Dr. Margaretta B. Mathis
Senior Vice President
NAU Roueche Graduate Center



Dr. Terry O'Banion (Chair)
Distinguished Professor & Chair, Graduate Faculty, NAU; President Emeritus, League for Innovation in the Community College



Dr. Christine Johnson McPhail
Managing Principal
McPhail Group LLC



Dr. Jerry Sue Thornton
President Emeritus
Cuyahoga Community College



Dr. Samuel D. Kerr (Ex-officio member)
Chief Operating Officer, NAUH



Dr. Robert Paxton (Ex-officio member)
President, Strategic Initiatives, NAU



Dr. Lynn Priddy (Ex-officio member)
Provost, NAU

Contact: 8140 N. Mopac, Bldg. 4, Ste. 140, Austin, TX 78759

This board serves as an advisory group on matters related to NAU's academic programs, services, and related initiatives in connection with community colleges.

National American University
Holdings, Inc.

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ACCREDITATION & REGULATORY COMPLIANCE Regional accreditation by the Higher Learning Commission (HLC) and member of the North Central Association of Colleges and Schools Programmatic accreditation and approvals by various national educational and professional associations Continued evaluation of regulatory compliance by NAU senior management, including federal, state, and accrediting agency requirements Recertification by U.S. Department of Education to participate in Title IV program through March 31, 2019 Accepted to the HLC’s Persistence and Completion Academy

Accreditation & Academic Quality

Regional Accreditation by The Higher Learning Commission

+

Third-party Accreditation and Approvals

- Colorado Board of Nursing
- Kansas State Board of Nursing
- Minnesota Board of Nursing
- Missouri State Board of Nursing
- New Mexico Board of Nursing
- South Dakota Board of Nursing
- Accreditation Commission for Education in Nursing (ACEN) (Formerly NLNAC)
- Commission on Collegiate Nursing Education (CCNE)
- International Assembly for Collegiate Business Education (IACBE)
- Commission on Accreditation of Allied Health Education Programs (CAAHEP)
- American Bar Association (ABA) – Rapid City and Sioux Falls campuses
- American Society of Health-System Pharmacists (ASHP)
- Committee on Veterinary Technician Education and Activities (CVTEA)
- State and Federally Sponsored Veterans Training

National American University Holdings, Inc.

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COURSE COMPLETION AND PERSISTENCE Course Completion* Term-to-Term Persistence 98.0% 84.00% 97.0% 81.92% 96.0% 82.00% 93.8% 80.25% 94.0% 80.00% 78.92% 78.64% 78.50% 78.51% 92.0% 78.00% 90.2% 90.0% 90.0% 76.00% 75.46% 88.0% 74.00% 86.0% 72.00% Undergraduate Graduate Fall to Winter to Spring to Summer Fall to Winter to Spring to Winter Spring Summer to Fall Winter Spring Summer Q4 FY2013 Q4 FY2014 2012-2013 2013 2013 2013 2013-2014 2014 2014 *Represents students who received a grade in the course. 24

GRADUATE PLACEMENT RATES 100% 92% 88% 89% 90% 87% 86% 86% 85% 85% 79% 80% 80% 75% 72% 67% 70% 63% 60% 57% 57% 54% 50% 43% 40% 30% 20% 10% 0% Fall 2011 Winter Spring 2012 Summer Fall 2012 Winter Spring 2013 Summer Fall 2013 2011-2012 2012 2012-2013 2013 Overall Placement Rate Placement Rate (in field only) 25

COHORT DEFAULT RATE (CDR) 30.0% 25.0% 24.6% 23.0% 22.9% 21.8% 21.5% * 20.0% 15.6% 15.0% 14.9% 15.0% 14.1% 13.6% 12.9% 11.6% 11.0% 9.8% 9.4% 9.7% 10.0% 9.0% 8.7% 8.6% 8.2% 8.2% 8.0% 8.2% 7.3% 6.5% 7.5% 7.3% 5.8% 5.5% 5.0% 0.0% 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Proprietary Institutions-2 year CDR NAU-2 year CDR Proprietary Institutions-3 year CDR NAU-3 year CDR * NAU’s FY2011 draft 3-year rate. The FY2011 3-year rate for proprietary institutions is not yet available. Note: Under the Higher Education Act, as amended, FY2011 is the final year of a three-year transition period from 2-year CDRs to 3-year CDRs. 26

FINANCIALS

HISTORY OF FINANCIAL GROWTH Total Revenue $140,000 $129,176 $127,753 $118,894 $120,000 $106,808 $100,000 $89, thousands $80,000 $62,584 USD $60,000 in $ $40,000 $20,000 $- FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 28

FY 2014 Q4 REVENUES AND COST OF EDUCATIONAL SERVICES FY 2014 Q4 Results Revenue for FY 2014 Q4 Q4 2014 Q4 2013 (in millions) (in USD thousands) (unaudited) (unaudited) $35.0 $33.2 Revenue $31,968 $33,162 $30.0 $32.0 $25.0 Cost of $20.0 educational $7,643 $7,493 services $15.0 $10.0 SG&A $20,196 $21,441 $5.0 $0.0 FY 2014 Q4 FY 2013 Q4 29

FY 2014 Q4 NET INCOME AND EBITDA FY 2014 Q4 Results EBITDA for FY 2014 Q4 (in USD thousands) Q4 2014 Q4 2013 (in millions) (unaudited) (unaudited) $4.5 Income before $4.0 non-controlling $4.1 $2,253 $2,055 $3.5 $3.8 interest and taxes $3.0 $2.5 Net income $2.0 attributable to $1,335 $1,146 $1.5 NAUH $1.0 $0.5 EBITDA* $4,058 $3,770 $0.0 FY 2014 Q4 FY 2013 Q4 *Please see reconciliation of EBITDA to net income attributable to the Company in the press release dated August 6, 2014, available at www.national.edu/investorrelations. 30

FY 2014 REVENUES AND COST OF EDUCATIONAL SERVICES FY 2014 Results Revenue for FY 2014 FY 2014 FY 2013 (in millions) (in USD thousands) (audited) (audited) $140.0 $127.8 $129.2 Revenue $127,753 $129,176 $120.0 $100.0 Cost of $80.0 educational $29,478 $29,188 services $60.0 $40.0 SG&A $85,286 $82,906 $20.0 $0.0 FY 2014 FY 2013 YTD 3

FY 2014 NET INCOME AND EBITDA FY 2014 Results EBITDA for FY 2014 FY 2014 FY 2013 (in USD thousands) (audited) (audited) $16.0 Income before $15.8 non-controlling $14.0 $5,774 $9,184 interest and $12.8 taxes $12.0 $10.0 Net income $8.0 attributable to $3,485 $5,446 $6.0 NAUH $4.0 EBITDA* $12,758 $15,767 $2.0 $0.0 FY 2014 FY 2013 *Please see reconciliation of EBITDA to net income attributable to the Company in the press release dated August 6, 2014, available at www.national.edu/investorrelations. 32

STRONG BALANCE SHEET May 31, May 31, (in USD thousands) 2014 2013 Cash and cash equivalents/available for $ 19,589 $ 31,878 sale investments Working capital $ 25,714 $ 23,843 Long-term debt $ 0 $ 0 Stockholders’ equity $ 51,195 $ 50,788

# Shareholder Friendly

✓ **Dividend-paying company**



Quarterly Dividends
$0.05
$0.04
$0.03
$0.02
$0.01
$0.00
$0.03 $0.03 $0.03 $0.03 $0.0325 $0.0325 $0.0325 $0.04 $0.04 $0.04 $0.04 $0.045 $0.045 $0.045 $0.045 $0.045
Q2'11 Q3'11 Q4'11 Q1'12 Q2'12 Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15

- Dividend yield of 5.7%

National American University Holdings, Inc.

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KEY FY 2014-2015 ONE-TIME IMPACTS Timing of cash received for student receivables shifted to June/July 2014, from March/April 2013—$13.8 million cash on the balance sheet Rapid City campus sale—$3.2 million cash on the balance sheet—$1.8 million cash gain on the income statement Tenant improvement receivable—$1.4 million cash on the balance sheet 2013 equity plan scheduled for review in October

KEY TAKEAWAYS Enrollment Trends (slides 10-13) Focus on Vertical Growth (slides 14-16) Strong Financial Growth (slide 28) Shareholder Friendly (slide 34) 5.7% dividend yield* *At 9/4/2014

THANK YOU National American University Holdings, Inc. Dr. Ronald Shape 605-721-5220 rshape@national.edu Investor Relations Counsel The Equity Group Inc. Carolyne Y. Sohn 415-568-2255 csohn@equityny.com Adam Prior 212-836-9606 aprior@equityny.com 36